UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2006
VISTACARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD
VistaCare, Inc. has been invited to present at William Blair & Company’s 26th Annual Growth Stock Conference, which will take place at the Four Seasons Hotel in Chicago, Illinois on June 29, 2006. Management is scheduled to discuss the Company’s business strategy and historical financial performance. A copy of the presentation is furnished as Exhibit 99.01 to this report. In addition, VistaCare will offer a live audio webcast of this presentation which may be accessed at the Company’s website at www.VistaCare.com. An archived replay of the presentation will be available following the live presentation and will also be available at www.VistaCare.com.
In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
Exhibits:

99.01	Presentation in connection with William Blair & Company’s 26th Annual Growth Stock Conference on June 29, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: June 28, 2006	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis
	Title:	Secretary